EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hydrogen Engine Center, Inc. (the "company") on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission (the "Report"), I, Theodore G. Hollinger, Acting President and Chief Executive Officer (Principal Executive Officer) of the company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the company as of the dates presented and consolidated results of operations of the company for the periods presented.

November 14, 2008	/s/ THEODORE G. HOLLINGER
Theodore G. Hollinger Acting President and Chief Executive Officer (Principal Executive Officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.